1 Third Quarter 2015, Knights Apparel and DBA FAQs Updated October 28, 2015– New or updated information is in red Third Quarter 2015- related FAQs Q: How many shares have you repurchased and what is the expected impact on your earnings per share? A: During the third quarter, we spent approximately $311 million to repurchase roughly 10.7 million shares, which resulted in a weighted average repurchase price of $29.15 per share. These repurchases added just under a penny to EPS in the third quarter. Our 10b5-1 plan continued to purchase shares during the month of October and we expect the cumulative expenditure on share repurchases to be approximately $350 million for the full year, which is factored into our guidance. We believe we are substantially done with our repurchase activity for 2015. Our repurchase activity to-date is estimated to add about a penny to EPS in each of the next three quarters. Q: How will last year’s 53rd week impact your core revenue growth in the fourth quarter this year? A: Recall that our fourth quarter last year included a 53rd week, which accounted for approximately $34 million in sales. Adjusting for the 53rd week, our guidance implies core revenue growth, in constant currency, of about 3% for both the fourth quarter and the second half of 2015, and approximately 2.0% for the full year. Q: Can you provide an update on the inventory reduction in Basics from a large retailer that you spoke about on your Q2 earnings call? A: On our second quarter earnings call in late July, we highlighted the risk of retail inventory adjustments in our Basics categories from a large retailer. At that time, we estimated the impact of lower second half shipments to this retailer could be up to $20 million in sales for the second half of the year, which we believed could all occur in the third quarter. As is our normal course of action for events that are outside of our control, we factored this risk into the full-year guidance that was given in late July. On our third quarter earnings call, we confirmed that our Basics business was impacted by roughly $20 million due to the anticipated retail inventory adjustment during the quarter. We believe the impact from this retail inventory adjustment is behind us. Even with the impact from the retail inventory adjustment, our shipments rebounded in the third quarter with sales in our Basics business up slightly over the prior year and sales in our Innerwear category up 3% over last year. This is a perfect example of why we remind investors not to over-react to any single quarter; because while our business may fluctuate from quarter to quarter, over time our shipments tend to equal our sell through due to the replenishment nature of our categories. Q: What is factored into your 2015 guidance with respect to acquisitions? A: Inherent in our guidance are the following assumptions for DBA: revenue of approximately €630 million and operating profit, excluding actions, of approximately €40 million. Also included in our guidance are the following assumptions for Knights Apparel: approximately $160 million in sales and approximately $22 million in operating profit, excluding charges.

2 Q: Can you provide an update on the integration of Knights Apparel and DBApparel? A: With respect to DBA, we have already begun implementing some of our supply chain integration actions. These were actions that fell outside of the scope of the works council process, such as re-negotiating vendor contracts, improving efficiency and quality as well as implementing expense control programs. In early July, we produced the first DIM boxer briefs in our Vietnam facility. In terms of the works council, we completed the final consultation in September. The DBA integration is now in full swing, which should lead to substantial synergy benefits in 2016 and continuing into 2017 and beyond, ultimately allowing us to reach our goal of €100 million of operating profit, excluding charges. Looking at Knights Apparel, we are on-track to begin the integration actions by the end of the fourth quarter with synergies beginning to flow through our P&L in 2016. We remain confident in our ability to essentially double their operating profit, excluding charges, to roughly $40 million within the next two to three years. Q: Will your capital expenditures increase significantly as a result of your acquisition strategy? A: With acquisitions, as the size of our business, profit and cash flows increases, so should the absolute level of our capital spending. Although our spending on capital expenditures has and is expected to continue to fluctuate year to year, we expect our capital expenditures to average around 1.75% of sales going forward, which is in-line with our historical average, and over time should roughly equal depreciation. Spending at this level should allow our global supply chain to remain competitive while also handling the increased capacity needs for growth and our acquisition strategy. Q: How does a change in currency exchange rates impact your financial results? A: Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two ways; a translation impact and a transaction impact. The translation impact refers to the impact that changes in exchange rates can have on our published financial results. Similar to many multi-national corporations that publish financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back into U.S. Dollars using an average exchange rate over the representative period. A period of strengthening in the U.S. Dollar results in a negative impact to our published financial results (because it would take more units of a local currency to convert into a dollar). The opposite is true during a period of weakening in the U.S. Dollar. Our biggest foreign currency exposure is the euro. The transaction impact on financial results is common for apparel companies that source goods because these goods are purchased in U.S. Dollars. The transaction impact from a strengthening dollar would be negative to our financial results (because the U.S. Dollar-based costs would convert into a higher amount of local currency units, which means a higher local-currency cost of goods, and in turn, a lower local-currency gross profit). The transaction impact from exchange rates is typically recovered over time with price increases. However, during periods of rapid change in exchange rates; pricing is unable to change quickly enough. In these situations, it could make sense to hedge the exchange rate exposure in sourcing costs. This is exactly what we did for 2015 for the euro-to-dollar exposure in our cost of goods line. Once the euro began to decline, we decided to hedge all of our euro-based currency exposure in our cost of goods line. We are fully hedged for the year.

3 Knights Apparel-related FAQ Q: What is the expected contribution to 2015 financial results from the Knights Apparel acquisition? A: Inherent in our full-year 2015 guidance from Knights Apparel is approximately $160 million in sales and approximately $22 million in operating profit, excluding charges. In the second quarter, Knights Apparel contributed approximately $37 million in revenue and approximately $5 million in operating profit, excluding charges. In the third quarter, Knights Apparel contributed approximately $84 million in revenue and approximately $16 million in operating profit, excluding charges. Q: What is the expected financial contribution of the Knights Apparel acquisition? A: Once synergies are fully realized, which we currently estimate will be within two to three years, and excluding charges, we believe Knights Apparel should annually add over $180 million to sales, approximately $40 million to operating profit, and approximately $40 million to cash flow from operations. Q: What is the expected return for this acquisition? A: Based on the purchase price of $200 million, this transaction is valued at roughly 8 times estimated 2015 EBITDA, but post synergies, we expect this multiple to drop to roughly 4 ½ times and deliver an after-tax IRR in the high-teens. Q: How confident are you that you will be able to achieve the $40 million of operating profit, excluding charges, within two to three years and where are the synergies coming from? A: We believe we can deliver approximately $40 million in operating profit, excluding charges, within two to three years. The sources of synergies include: (1) leveraging the collegiate licensing and graphic art capabilities of our Gear For Sports business; (2) leveraging the strength and expertise of our mass channel business; (3) leveraging our global supply chain and gaining scale from reducing third-party sourcing and decoration; and, (4) eliminating duplicative stand-alone company costs. Q: How will their business fit into your global supply chain? A: We see their business fitting into our low-cost, company-owned supply chain in two ways. First, they secure blank t- shirts and sweatshirts in the open market that we can supply directly. Second, they outsource their graphic art and printing, which we can integrate into our low-cost printing operations in Honduras, or in the case of short lead time products, into our quick-turn operations in Lenexa, Kansas and Reynosa, Mexico. Q: Can you provide any insight into Knights Apparel’s business operations? A: Knights Apparel is a leading supplier of licensed collegiate sports apparel, predominantly in the mass channel. Knights Apparel has licenses with over 400 colleges and universities, including exclusive arrangements with a significant majority of the top 50 selling schools (as measured by logo apparel sales). They also have a small position in professional sports licensed apparel in the mass channel. Their business is replenishment in nature and they currently source all of their apparel and graphic printing needs. Knights Apparel’s leading collegiate apparel position in the mass retail channel is a great complement to Gear For Sports’ leading collegiate apparel position in the college bookstore channel. Knights is expected to generate roughly $180 million in full-year sales for 2015.

4 DBApparel- related FAQs Q: How much did DBApparel contribute to your results? A: For the full year 2014, DBA contributed approximately €230 million, or roughly $291 million, to revenue and approximately €21 million, or roughly $27 million, to operating profit, excluding charges. DBA is a typical European company in the sense that European companies usually carry higher gross margins and higher SG&A rates. In DBA’s case, it has gross margins in the upper-40% range with SG&A costs, as a percent of sales, in the upper-30% to low-40% range. DBA, excluding charges, had an outsized impact on our gross margin and SG&A rate in both the fourth quarter and the full- year. For 2014, our gross margin increased 200 basis points over 2013, excluding charges, with DBA accounting for approximately 70 basis points of the increase, while our SG&A rate increased 50 basis points, excluding charges, with DBA adding 100 basis points. For the first quarter 2015, DBA contributed approximately €164 million, or roughly $184 million, to revenue and approximately €11 million, or roughly $13 million, to operating profit, excluding charges. For the first quarter, our gross margin, excluding charges, increased 300 basis points over last year with DBA accounting for approximately 190 basis points of the increase, while our SG&A rate, excluding charges, increased 280 basis points with DBA adding approximately 270 basis points. For the second quarter of 2015, DBA contributed approximately €134 million, or roughly $149 million, to revenue and approximately €5 million, or roughly $5 million, to operating profit, excluding charges. For the third quarter of 2015, DBA contributed approximately €161 million, or roughly $179 million, to revenue and approximately €12 million, or roughly $13 million, to operating profit, excluding charges. Q: What is the expected financial contribution of the DBApparel acquisition? A: Once synergies are fully realized, which we estimate will be within three to four years, we believe DBA should annually add €100 million to operating profit, excluding charges, which is unchanged from our initial expectations provided on June 25, 2014 when we announced the acquisition. Q: How confident are you that you will be able to achieve €100 million in operating profit by year three or four and where are the synergies coming from? A: We believe we can deliver the €100 million, excluding charges, of accretion within three to four years. The sources of synergies are: (1) leveraging our global supply chain, especially by internalizing third-party sourced production; and, (2) grafting our disciplined Innovate-to-Elevate strategy onto their existing business. Q: Does this provide a platform to expand your brands into Europe and vice versa? Is this the revenue synergy opportunity? A: The revenue synergies will come from focusing on efforts in Europe that leverage all three aspects of our Innovate-to- Elevate strategy, just as we do elsewhere: building brand power, introducing platform innovations, and leveraging our combined global supply chain with a focus on self-manufacturing. DBApparel already primarily has the No.1 position in their markets, and the DIM brand already has a dominant share, so there is little need or opportunity to cross- introduce our brands into their geography, and vice versa. We do have the potential to cross-pollinate product ideas and R&D expertise.

5 # # # Charges for Actions and Reconciliation to GAAP Measures Adjusted EPS, adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin) and EBITDA are not generally accepted accounting principle measures. Adjusted EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as net income excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit excluding actions. Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling, general and administrative expenses excluding actions. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Hanes has chosen to provide these non-GAAP measures to investors to enable additional analyses of past, present and future operating performance and as a supplemental means of evaluating company operations. Non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP or other pro forma measures used by other companies. See Table 2 and Table 5 attached to our press release dated October 30, 2015 to reconcile these non-GAAP financial measures to the most directly comparable GAAP measure. Hanes’ current estimate for pretax charges in 2015 for acquisition, integration and other actions is approximately $240 million. On a GAAP basis, full-year 2015 diluted EPS will vary depending on actual performance, charges and tax rate. GAAP diluted EPS could be in the range of $1.14 to $1.17. GAAP operating profit for 2015 could be in the range of $640 million to $650 million. Cautionary Statement Concerning Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular, among others, statements about our 2015 financial guidance and the HanesBrands acquisition of Maidenform, DBApparel and Knights Apparel (the “acquisitions”), including integration plans and the expected impact of the acquisitions on HanesBrands’ sales, earnings, operating profit and cash flow from operations, are forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management, expressed in good faith. However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward- looking statements, including, but not limited to our ability to achieve expected synergies and successfully complete the integration of Maidenform, DBApparel and Knights Apparel and the level of expenses and other charges related to the acquisition. For further information regarding the risks associated with HanesBrands’ business, please refer to our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.